Exhibit 99.1

A Global Disease, A Pioneering Treatment Corporate Presentation September 2021

CORPORATE HIGHLIGHTS

Efruxifermin (EFX): Highly Differentiated, Potentially Best-in-Class NASH Medicine	• Human FGF21 analog addresses all core aspects of NASH pathology • Engineered for optimal activity and convenient once-weekly dosing • We believe Phase 2a BALANCED study results in biopsy-confirmed NASH patients among strongest data in field for both F1-F3 and cirrhotic (F4) patients • Generally well-tolerated
Regulatory Status	• EFX designated as a Priority Medicine (PRIME) based on strength of Phase 2a data • Plan to pursue marketing approval in 2 distinct patient populations: F2/F3 & F4 NASH
Milestones: Recent & Expected Near-Term	• Dosed first patient in Phase 2b HARMONY study in F2/F3 patients in March 2021 • Initiated Phase 2b SYMMETRY study in cirrhotic (F4) patients in July 2021 • Preliminary results of Phase 2b HARMONY study expected in 3Q'22 • Release newly-formulated drug product for Phase 3 use expected in 1H'23
Experienced Team	• Involved in 20+ FDA approvals • Extensive experience in drug discovery, development and commercialization

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- CONFIDENTIAL - Tim Rolph, D.Phil | Co - Founder & Chief Scientific Officer • Over 30 years at Pfizer & Glaxo • CSO of Pfizer’s cardiovascular and metabolic disease unit • Head of Groton & UK Discovery Research, Pfizer • Major role in discovery and early clinical evaluation of two medicines: Selzentry (HIV) and Steglatro (Diabetes) Kitty Yale | Chief Development Officer • Over 25 years at Gilead, Roche, Pfizer • VP, Gilead Worldwide Clinical Operations • Major role in 8 global approvals NDA, MAA, JNDA and CFDA Jonathan Young, PhD, JD | Co - Founder & COO • Over 15 years in biotechnology product development, law and regulatory policy • General Counsel and VP Policy, Braeburn • Partner and General Counsel, FoxKiser 3 EXTENSIVE DEVELOPMENT AND COMMERCIALIZATION EXPERIENCE INVOLVED IN 20+ MEDICINE APPROVALS Andrew Cheng, MD, PhD | President & CEO • 19 years at Gilead • Chief Medical Officer & HIV Division Head • Major role in 11 NDA/MAA approvals William White | CFO & Head of Corporate Development • 18 years in life sciences investment banking at Goldman Sachs, Citigroup and Deutsche Bank • Most recently, Head of US Life Sciences Investment Banking at Deutsche Bank • Advised on more than $70bn in M&A and $25bn in financing transactions

- CONFIDENTIAL - NASH: A SERIOUS AND DEBILITATING MULTI - SYSTEM DISEASE 4 An estimated 17 million Americans have NASH, with expectation that population will grow >50% by 2030 A GROWING HEALTH EPIDEMIC The number of NASH patients with advanced - stage fibrosis and cirrhosis is predicted to grow to 8 million in the US by 2030, an increase of approximately 140% from 2015 NASH is a leading cause of liver transplantation in the US and Europe NASH epidemic fueled by rise in obesity and diabetes No treatments currently available The leading cause of death for NASH patients is cardiovascular disease

- CONFIDENTIAL - 5 CIRRHOTIC NASH PATIENTS HAVE POOR PROGNOSIS ~60% 5 - year mortality for F4 NASH patients absent transplant 0 5 10 15 20 25 30 F0 F1 F2 F3 F4 Liver - related mortality rate increases substantially from F3 to F4 fibrosis Liver - Related Mortality 0 .3 0 .6 4.3 7.9 23.3 Fibrosis Stage Rate (per 1,000 PYF) Survival Free of Liver Transplantation Follow - up (years) Cumulative Survival (%) Angulo, P et al. (2015) Gastroenterology 149:389 - 397 Fibrosis Stage Dulai , PS et al. (2017) Hepatology 65:1557 - 65

EFX ENGINEERING POTENTIALLY OPTIMAL FOR NASH EFFICACY, WITH CONVENIENT ONCE-WEEKLY DOSING



L98R
Prevent Aggregation
P171G
Protects against loss of β-Klotho affinity *in vivo*
A180E
Increase β-Klotho Binding & Improves *in vivo* Stability
Fc
FGF21
Linker
Fc
FGF21
N terminus
C terminus
FGFR
βKlotho

Key attributes

- Akero proprietary Fc-FGF21, Point mutations
- Increases half-life from < **2 hours** to **3-4 days**
- **High affinity** for β-Klotho
- Better translation to **human** pharmacology
- **Balanced potency** at FGFR1c, 2c, 3c
- **Inactive** at FGFR4

Stanislaus, S *et al.* (2017) *Endocrinology* 158(5): 1314-27; Lee, S *et al.* (2018) *Nature* 553: 501-505; Kharitonenkov, A *et al.* (2007) Endocrinology 148(2)774-781

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- CONFIDENTIAL - EFX ACTS ON TWO MAJOR SOURCES OF LIVER FAT WITH POTENTIAL FOR OPTIMAL REDUCTION 7 Source of Liver Fat FGF Receptor EFX Activity Lipolysis FGFR1c x De Novo Lipogenesis FGFR2c FGFR3c x Sources of Fat Flowing into and Through Liver for NASH Patients Adipose Tissue: Lipolysis (40 - 50%) FGFR1c Liver: De Novo Lipogenesis (30 - 40%) FGFR2c, 3c Dietary Fat (10 - 20%) Lambert, JE et al. (2014) Gastroenterology 146(3): 726 - 35 Acting on both hepatic and peripheral sources of liver fat is key to optimizing liver fat reduction

- CONFIDENTIAL - EFX DIRECT AND INDIRECT ANTI - FIBROTIC EFFECTS 8 Myofibrobl asts *Cited literature available on company website Bao, L et al. (2018) Br J Pharmacol 175:3379 - 3393; Fisher, FM et al. (2014) Gastroenterology 147:1073 - 1083.e6; Jimenez, V et al. (2018) EMBO Mol Med 10:e8791; Lee, JH et al. (2016) Am J Transl Res 8:4750 - 4763; Sanyal, A et al. (2018) Lancet 392:2705 - 2717; Le, CT et al. (2018) PLOS one 13:e0192146; Xu, P et al. (2016) Toxicol Appl Pharmacol 290:43 - 53; Yu, Y et al. (2016) Int Immunopharmacol 38:144 - 152 EFX Hepatocyte Stress & Death Myofibroblast Differentiation Kupffer Cell Activation Fibrosis Direct Anti - Fibrotic Effect Indirect Anti - Fibrotic Effect

PHASE 2A TRIAL (BALANCED) DESIGN (F1-F3 NASH)


16 WEEKS
Screening
Biopsy-Confirmed NASH
Randomization
Placebo (n=20)
28mg EFX (n=20)
50mg EFX (n=20)
70mg EFX (n=20)
Safety Follow-Up
Responder Paired Biopsies
Primary Endpoint
• Absolute Liver Fat
Key Secondary Endpoints
• Relative Liver Fat
• Response Rate
• ALT
Key Exploratory Efficacy Endpoints
• 2-Point NAS Improvement
• Fibrosis Improvement
• NASH Resolution
• Serum Pro-C3
Screening
Week 6
Week 12
Post-Treatment
Liver Biopsy
MRI-PDFF
Subjects achieving ≥30% relative reduction of hepatic fat at week 12 eligible for post-treatment biopsy; biopsy scoring based on NASH CRN

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PHASE 2A EXPANSION COHORT C TRIAL DESIGN (F4 NASH)

BALANCED study included an expansion cohort, Cohort C, of patients with compensated cirrhosis (F4), Child-Pugh Class A; results to inform subsequent development in cirrhotic patients



16 Weeks
Primary Endpoint
Safety & tolerability
Screening
Randomization
Placebo (n=10)
EFX 50 mg (n=20)
Liver Biopsy
FibroScan
Fibrosis Biomarkers
(ELF, Pro-C3)
* Protocol amended to include voluntary end-of-treatment biopsies

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- CONFIDENTIAL - BASELINE DEMOGRAPHICS: MAIN STUDY & COHORT C BALANCED Main Study a Cohort C b Parameter Mean Placebo (N=21) EFX 28mg (N=19) EFX 50mg (N=20) EFX 70mg (N=20) Placebo (N=10) EFX 50mg (N=20) Age (Years) 52 50 53 53 57.1 61.1 Sex (Male/Female) 6/15 9/10 10/10 9/11 7/3 4/16 Weight (kg) 99.6 108.2 103.6 103.1 119.1 97.9 NAFLD Activity Score (NAS) (range) 5.1 (4 to 7) 5.6 (4 to 7) 5.1 (3 to 7) 5.6 (5 to 7) 3.4 c (1 to 6) 4.2 c (1 to 7) Alanine Aminotransferase (ALT) ( U/L) 50.7 62.5 53.4 56.8 32.7 31.7 Aspartate Aminotransferase (AST) (U/L) 38.6 41.1 35.4 44.6 28.9 31.4 % Type 2 Diabetes 67 37 50 50 50 50 HbA1c (%) 6.5 6.2 6.4 6.2 6.5 6.1 Triglycerides (mg/dL) 208 176 177 180 122 135 ELF Score 9.4 9.5 9.5 9.6 9.7 10.4 Pro - C3 ( μ g/L) 16.1 19.2 16.2 17.2 22.6 25.6 Liver Stiffness ( kPA ) 11.9 12.5 11.3 12.4 25.8 22.1 11 a Full Analysis Set, F1 - F3 (all subjects randomized into the BALANCED main study); b Full Analysis Set, F4 (all subjects randomized into BALANCED Cohort C [except where otherwise noted]); c Liver Biopsy Analysis Set, F4 (all Cohort C subjects confirmed by central reader as F4 at baseline with Week 16 liver biopsy re sults)

- CONFIDENTIAL - HIGH RATES OF FIBROSIS IMPROVEMENT AFTER 16 WEEKS ACROSS ALL DOSE GROUPS (F1 - F3 NASH) 12 Source Data: Liver Biopsy Evaluable Analysis Set, F1 - F3 (all BALANCED main study responders who had baseline and end - of - treatmen t liver biopsy results) 0% 10% 20% 30% 40% 50% 60% 70% Overall 0% 10% 20% 30% 40% 50% 60% 70% Overall Fibrosis Improvement ≥1 Stage and No Worsening of NASH 1,2 1 Improvement in liver fibrosis greater than or equal to one stage and no worsening of NASH (defined as no increase in NAS for ballooning, inflammation, or steatosis) 2 Secondary and exploratory histological endpoints were not powered for statistical significance Placebo N=2 0% All EFX N=40 48% 19 28 mg N=13 46% 6 50 mg N=13 62% 8 70mg N=14 36% 5 Biopsy Reading • All baseline and end - of - treatment biopsies were centrally read by a single NASH - CRN pathologist • Baseline biopsies were not re - read with end - of - treatment biopsies • All biopsies were read blinded to both treatment assignment and patient

- CONFIDENTIAL - 9% 23% 68% Improved No Change Worsened 9% 23% 68% 2 13 FIBROSIS IMPROVEMENT IN F2 - F3 PATIENTS: HALF OF PATIENTS IMPROVED 2 STAGES All EFX Patients (n=40) Baseline F2 - F3 EFX Patients (n=22) 2 - Stage Improvement (n=11, 50%) 1 - Stage Improvement (n=4, 18%) 10% 35% 55% Source Data: Liver Biopsy Evaluable Analysis Set, F1 - F3 Change in liver fibrosis

- CONFIDENTIAL - HIGH RATE OF FIBROSIS IMPROVEMENT AFTER ONLY 16 WEEKS AMONG CIRRHOTIC PATIENTS (F4 NASH) 14 Source Data: Liver Biopsy Analysis Set, F4; Topline preliminary data 1 No increase in NAS for ballooning, inflammation, or steatosis 2 Study not powered to assess statistical significance of changes in histological endpoints 0% 10% 20% 30% 40% Overall Fibrosis Improvement ≥1 Stage Without Worsening of NASH 1,2 Placebo n =5 0% EFX 50mg n =12 33% 4 Biopsy Reading • All baseline and end - of - treatment biopsies were read by a single NASH - CRN pathologist • All biopsies were read blinded to both treatment assignment and patient • Baseline biopsies were read independently of end - of - treatment biopsies, in random fashion and not paired Baseline Biopsy Timing • Mean time from historical biopsy to patient screening = 6 months

- CONFIDENTIAL - -50% -40% -30% -20% -10% 0% 10% BL W1 W4 W8 W12 Placebo 28mg 50mg 70mg *** *** *** Pro - C3, LS Mea n Change from Baseline RAPID IMPROVEMENTS IN FIBROSIS BIOMARKERS CONSISTENT WITH HISTOLOGICAL IMPROVEMENTS (F1 - F3 NASH) 15 Enhanced Liver Fibrosis (ELF) Score, LS Mean *** p<0.001, versus placebo (MMRM) Dose Group Baseline Δ Week 12 Placebo 9.4 0.0 28mg 9.5 - 0.7 *** 50mg 9.5 - 0.8 *** 70mg 9.6 - 0.4 * * p<0.05, *** p<0.001 versus placebo (ANCOVA) Pro - C3, LS Mean (ug/L) Dose Group Baseline Δ Week 12 Placebo 16.1 - 1.5 28mg 19.2 - 6.1 *** 50mg 16.2 - 5.9 *** 70mg 17.2 - 6.7 *** Source Data: Full Analysis Set, F1 - F3 *** *** *** *** *** ***

- CONFIDENTIAL - IMPROVEMENTS IN FIBROSIS BIOMARKERS IN CIRRHOTIC NASH PATIENTS SUPPORT HISTOLOGY RESULTS (F4 NASH) Source Data: Biomarker Analysis Set, F4 (all Cohort C subjects with baseline and interpretable on - study measure of ELF or pro - C3 , respectively); Liver Stiffness Analysis Set, F4 (all Cohort C subjects with baseline and interpretable on - study measure of Liver Stiffness); Topline preliminary data LS Mean Change From Baseline to Week 16 -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 CFB ELF Score ** p<0.01, versus placebo (ANCOVA) - 0.4 ** +0.3 -10 -8 -6 -4 -2 0 CFB - 9.0 * - 3.4 Pro - C3 (µg/L) * p<0.05, versus placebo (ANCOVA) -6 -5 -4 -3 -2 -1 0 CFB - 5.7 †† - 1.9 Liver Stiffness 1 (kPa) †† p<0.01, versus baseline (ANCOVA) 1 Measured by FibroScan EFX 50mg Placebo EFX 50mg Placebo EFX 50mg Placebo 16 n =20 n=10 n =20 n=10 n =20 n=10

- CONFIDENTIAL - HIGH RESPONSE RATES ON NASH RESOLUTION AFTER 16 WEEKS ACROSS ALL DOSE GROUPS (F1 - F3 NASH) 17 Source Data: Liver Biopsy Evaluable Analysis Set, F1 - F3 1 NAS score of 0 or 1 for lobular inflammation and a score of 0 for ballooning 2 Secondary and exploratory histological endpoints were not powered for statistical significance * A single placebo responder lost 25 pounds over 16 weeks (11% weight reduction) 0% 10% 20% 30% 40% 50% 60% 70% Overall 0% 10% 20% 30% 40% 50% 60% 70% Overall NASH Resolution 1,2 and No Worsening of Fibrosis Placebo N=2 50% 1 * All EFX N=40 48% 19 28 mg N=13 46% 6 5 0mg N=13 54% 7 70mg N=14 43% 6

- CONFIDENTIAL - NASH RESOLUTION ALSO OBSERVED IN CIRRHOTIC PATIENTS (F4 NASH) 18 0% 10% 20% 30% Overall 1 NAS score of 0 or 1 for lobular inflammation and a score of 0 for ballooning 2 Study not powered to assess statistical significance of histological endpoints NASH Resolution 1,2 Placebo n =5 0% EFX 50mg n = 12 25% 3 Source Data: Liver Biopsy Analysis Set; Topline preliminary data Change in NAS among Subjects Achieving NASH Resolution EFX Subject Baseline NAS Week 16 NAS A 7 1 B 3 1 C 6 1 Proportion of Subjects with ≥2 Point NAS Reduction Placebo EFX 50mg 1 (20%) 7 (58%)

- CONFIDENTIAL - SUBSTANTIAL REDUCTIONS IN LIVER FAT AT WEEK 12 ACROSS ALL DOSE GROUPS (F1 - F3 NASH) 19 Source Data: Full Analysis Set, F1 - F3 -15 -12 -9 -6 -3 0 Placebo 28mg 50mg 70mg - 0% - 12.3 *** - 13.4 *** - 14.1 *** Absolute Reduction (%) *** p<0.001, versus placebo (ANCOVA) LS Mean Reduction in Liver Fat Placebo 28mg 50mg 70mg - 72% - 63% - 71% Endpoint Placebo (N=20) 28mg (N=16) 50mg (N=17) 70mg (N=15) Relative Reduction in Liver Fat ≥30% 10% 100% ** 100% *** 100% *** ≥50% 5% 69% ** 100% *** 93% *** ≥70% 5% 50% * 53% ** 80% *** Normalization of Liver Fat Content ≤5% 5% 25% * 53% ** 67% *** Proportion of Patients Achieving Fat Reduction Thresholds * p<0.05, ** p<0.01, *** p<0.001, versus placebo (ANCOVA)

- CONFIDENTIAL - -60% -40% -20% 0% 20% 40% BL W1 W4 W8 W12 W16 W20 Placebo 28 mg 50 mg 70 mg *** *** *** *** *** *** -60% -40% -20% 0% 20% 40% BL W1 W4 W8 W12 W16 W20 Placebo 28mg 50mg 70mg *** *** *** *** ** ** *** *** *** ALT, LS Mean Change from Baseline SUBSTANTIAL REDUCTIONS IN MARKERS OF LIVER INJURY AFTER 16 WEEKS OF TREATMENT (F1 - F3 NASH ) 20 AST, LS Mean Change from Baseline ** p<0.01, *** p<0.001, versus placebo (MMRM) *** *** *** Source Data: Full Analysis Set, F1 - F3 *** *** *** *** *** *** Similar dose - related improvements observed for GGT & ALP *** p<0.001, versus placebo (MMRM)

- CONFIDENTIAL - -4 -3 -2 -1 0 W16 70mg -4 -3 -2 -1 0 BL W1 W4 W8 W12 W16 Placebo 28mg 50mg 70mg Mean Change in Body Weight (kg) 21 WEIGHT LOSS OBSERVED FOR ALL DOSE GROUPS (F1 - F3 NASH) Mean Change in Body Weight at Week 16 (kg) Source Data: Full Analysis Set, F1 - F3 Placebo 28mg 50mg - 0.3 - 2.3 - 3.7 + 0.1

- CONFIDENTIAL - -20% -15% -10% -5% 0% W16 - 16% - 2% - 6% 0% * Placebo 28mg 50mg 70mg -25% -20% -15% -10% -5% 0% W16 - 22% - 15% - 17% - 1% *** * ** Placebo 28mg 50mg 70mg 0% 10% 20% 30% 40% 50% W16 + 34% + 39% + 41% + 4% *** *** *** Placebo 28mg 50mg 70mg IMPROVED LIPOPROTEIN PROFILE (F1 - F3 NASH) 22 LDL Cholesterol HDL Cholesterol Non - HDL Cholesterol LS Mean Change From Baseline to Week 16 (%) * p<0.05, ** p<0.01, *** p<0.001, versus placebo (ANCOVA) -50% -40% -30% -20% -10% 0% 10% W16 - 39% - 48% - 46% + 6% *** *** *** Placebo 28mg 50mg 70mg Triglycerides Source Data: Full Analysis Set, F1 - F3 * p<0.05, versus placebo (ANCOVA) *** p<0.001, versus placebo (ANCOVA) *** p<0.001, versus placebo (ANCOVA)

- CONFIDENTIAL - -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 0.1 W16 CLINICALLY MEANINGFUL IMPROVEMENTS IN GLYCEMIC CONTROL AFTER 16 WEEKS (F1 - F3 NASH) 23 LS Mean Change From Baseline to Week 16 (%) 1 Absolute change from baseline, % Type 2 DM Patients (N=41) + 0.1 - 0.6 - 0.9 + 0.0 Placebo 28mg 50mg 70mg ** -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 0.1 W16 All Patients (N=80) Placebo 28mg 50mg 70mg * ** - 0.1 - 0.4 - 0.5 +0.1 HbA1c 1 * p<0.05, ** p<0.01, versus placebo (ANCOVA) -30% -20% -10% 0% 10% 20% W16 - 27% - 28% - 33% - 5% * Placebo 28mg 50mg 70mg * -30% -20% -10% 0% 10% 20% W16 * Placebo 28mg 50mg 70mg Type 2 DM Patients (N=41) C - Peptide 2 All Patients (N=80) 2 Relative percent change from baseline - 24% - 22% - 29% + 21% Source Data: Full Analysis Set, F1 - F3 * * * p<0.05, versus placebo (ANCOVA)

INTERPRETING THE RAPID REVERSAL OF FIBROSIS OBSERVED IN NASH PATIENTS TREATED WITH EFX

↓ Inflammation

↓ Collagen Synthesis

Directly anti-fibrotic

+

↓ Liver fat

↓ Hepatocyte Stress

Indirectly anti-fibrotic

EFX

- Fibrosis reversal in cirrhotic patients (F4), two-stage improvement of fibrosis in F2/F3 patients, and corroborating non-invasive markers of fibrosis improvement likely reflects direct anti-fibrotic activity
- Fibrosis reversal is especially advantageous for cirrhotic patients who face high risk of mortality and severe morbidity

- Addressing underlying NASH disease drivers may indirectly contribute to fibrosis reversal for F1-F3 patients with adequate time for the liver to regenerate
- Redress of the underlying NASH disease drivers is necessary to sustain fibrosis reversal in F1-F4
- Supports broader metabolic improvements

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- CONFIDENTIAL - DRUG - RELATED TREATMENT - EMERGENT ADVERSE EVENTS (TEAE) (F1 - F3 NASH) Most Frequent (>10%) Drug - Related AEs * Placebo (N=21) All EFX (N=58) EFX 28mg (N=19) EFX 50mg (N=19) EFX 70mg (N=20) Diarrhea 2 (10%) 21 (36%) 5 (26%) 10 (53%) 6 (30%) Nausea 0 (0%) 20 (34%) 6 (32%) 4 (21%) 9 (45%) Increased appetite 1 (5%) 13 (22%) 4 (21%) 4 (21%) 5 (25%) Vomiting 0 (0%) 9 (16%) 5 (26%) 2 (11%) 2 (10%) Frequent bowel movements 0 (0%) 8 (14%) 3 (16%) 2 (11%) 3 (15%) Abdominal pain 0 (0%) 7 (12%) 1 (5%) 3 (16%) 3 (15%) Injection site erythema 0 (0%) 7 (12%) 2 (11%) 0 (0%) 5 (25%) Injection site reaction 0 (0%) 6 (10%) 2 (11%) 1 (5%) 3 (15%) Fatigue 2 (10%) 6 (10%) 0 (0%) 1 (5%) 5 (25%) TEAE/SAE Disposition Placebo All EFX 28mg 50mg 70mg TEAE Leading to Death 0 0 0 0 0 TEAE Leading to Discontinuation 1 a 6 2 b 0 4 c Serious Adverse Event (SAE) 0 2 1 d 0 1 25 *Across EFX dose groups Source Data: Safety Set, F1 - F3 (all BALANCED main study subjects who received at least one dose of study drug a Muscular Weakness & Myalgia; b Nausea, Vomiting & Dysgeusia; Panic Attack and Anxiety - Linked Tremor; c Dysphagia (Not Drug Related); Acute Pancreatitis (also an SAE); Vomiting; Fatigue & Nausea; d Related to pre - dosing liver biopsy

- CONFIDENTIAL - Key Observations • Encouraging tolerability given population with more advanced disease • All injection site AEs Grade 1 • No reports of tremor TOLERABILITY OVERVIEW (F4 NASH) Most Frequent (>15%) Drug - Related AEs Placebo (N=10) EFX 50mg (N=17) Diarrhea 1 (10%) 7 (41%) Nausea 1 (10%) 5 (29%) Injection site reaction 0 5 (29%) Injection site erythema 0 4 (24%) Headache 0 3 (18%) TEAE/SAE Disposition Placebo EFX 50mg Study Discontinuations 1 a 1 b Serious Adverse Events (SAE) 1 c 0 Deaths 0 0 26 a Withdrawal of consent b abdominal distension, constipation, diarrhea, pruritus c pulmonary embolism Source Data: Safety Set, F4 (all Cohort C subjects confirmed by central reader as F4 at baseline who received at least one dose of study drug); Topline preliminary data

NASH DEVELOPMENT LANDSCAPE: FIBROSIS IMPROVEMENT (F1-F3)

Proportion of Subjects with ≥1 Stage Improvement in Fibrosis and No Worsening of NAS[1]

akero	inventiva	Madrigal	novo nordisk	Intercept
Efruxifermin	**Lanifibranor**	**Resmetirom**	**Semaglutide**	**Ocaliva**
16 Wks (Ph2a)	24 Wks (Ph2b)	36 Wks (Ph2a)	72 Wks (Ph2b)	78 Wks (Ph3)
Weekly Injection	Daily Oral	Daily Oral	Daily Injection	Daily Oral



24 Wks
Increasing dosing duration
78 Wks
0%
48%
62%
Pbo (N=2)
All EFX (N=40)
50mg (N=13)
29%
32%
46%
Pbo (N=62)
0.8g (N=63)
1.2g (N=69)
24%
29%
Pbo (N=34)
All (N=79)
34%
36%
48%
Pbo (N=80)
0.2mg (N=78)
0.4mg (N=82)
12%
18%
23%
Pbo (N=311)
10mg (N=312)
25mg (N=308)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

Inventiva (2020) June 16 Corporate Presentation; NGM Bio (2020) June 3 Corporate Presentation; Harrison, S et al. (2019) Lancet 394(10213):2012-24; CymaBay (2020) March 12 Press Release; Novo Nordisk (2020) June 19 R&D Investor Presentation; Younossi Z et al. (2019) Lancet 394(10215):2184-96. All trademarks are the property of their respective owners.

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[1] FDA Guidance for Industry: Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018)

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- CONFIDENTIAL - EFX PATH TO PHASE 3: PARALLEL 2B TRIALS IN F2/F3 & F4 BALANCED Cohort C (Expansion of BALANCED) HARMONY SYMMETRY Status Completed (Readout Jun’20) Completed (Readout Mar’21) Readout expected in 3Q’22 Initiated Jul’21 Duration 16 Weeks 16 Weeks 24 Weeks 36 Weeks EFX Arms 28, 50, 70mg 50mg 28, 50mg 28, 50mg Placebo - Controlled x x x x F1 - F3 F4 F2/F3 F4 Phase 2a Phase 2b 28 Biopsy - Confirmed:

HARMONY TRIAL DESIGN: NON-CIRRHOTIC NASH (F2/F3)

Key Inclusion Criteria
- F2-3 NASH
- NAS ≥4
- Liver fat ≥8%

Phase 2b Primary Endpoint
- Fibrosis Improvement

Key Secondary Efficacy Endpoints
- NASH Resolution
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- MRI-PDFF
- Liver Injury Markers



24 Weeks
Long-Term Safety Follow-Up
Phase 2b
Screening
Randomization
Placebo
EFX 28mg
EFX 50mg
Placebo
EFX*
Liver Biopsy
MRI-PDFF
EOP2 Meeting
Phase 3 Initiation*
* Phase 3 protocol finalization expected after end-of-Phase 2 meeting with FDA
Liver Biopsy

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- CONFIDENTIAL - SYMMETRY TRIAL DESIGN: CIRRHOTIC NASH (F4) Screening Randomization EFX 28mg Placebo 36 Weeks EFX 50 mg Placebo EFX * Long - Term Safety Follow - Up Phase 2b Liver Biopsy * Pending finalization of Phase 3 protocol Key Inclusion Criteria • F4 NASH Phase 2b Primary Endpoint • Fibrosis Improvement K ey Secondary Efficacy Endpoints • NASH Resolution • Fibrosis Markers • Lipoproteins • Glycemic Control • Weight Change • Liver Injury Markers

STRONG FINANCIAL POSITION

COMPLETED UPSIZED IPO *June 20, 2019*	COMPLETED UPSIZED FOLLOW-ON OFFERING *July 10, 2020*	CASH[1] ON HAND *As of June 30, 2021*
~$106M Raised in aggregate gross proceeds	~$216M Raised in aggregate gross proceeds	~$230M
$16/share Priced upsized IPO at top of marketing range	$36/share Priced upsized follow-on offering at top of marketing range	[1] Cash, cash equivalents and short-term marketable securities

Current cash, cash equivalents and marketable securities are expected to be sufficient to fund current operating plan into the third quarter of 2023

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Backup Slides

- CONFIDENTIAL - 33 PATIENT DISPOSITION (BALANCED MAIN STUDY) Randomized (80) MRI - PDFF Responders (50) (≥ 30% Relative Reduction) Week 12 MRI - PDFF (68) End - of - Treatment Biopsies Collected (42) Randomized Not Dosed EFX (1) Discontinued (11) Non - Responders Placebo (18) Dosed (79) Due to AEs EFX (6) - Pbo (1) Administrative EFX (4) Biopsies Not Collected Due to COVID - 19 EFX (8) 28mg (13) 50mg (13) 70mg (14) Placebo (2)

- CONFIDENTIAL - 34 CIRRHOSIS REGRESSION IS ASSOCIATED WITH IMPROVED CLINICAL OUTCOMES Pooled treatment groups from STELLAR 4 and s imtuzumab cirrhosis study 7.2 8.3 1.1 0.7 0 1 2 3 4 5 6 7 8 9 NASH CRN fibrosis stage Ishak fibrosis stage No fibrosis regression Fibrosis regression 69/957 69/834 2/176 2/300 Liver - related events (%) Hazard Ratio: 0.16 p=0.0104 Hazard Ratio: 0.08 p=0.0004 Cirrhosis regression observed in 16% of patients (treatment and placebo groups) over 48 weeks Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head - to - head clinical trials have been conducted. Sanyal A, et al. AASLD TLMdX2020. #90

- CONFIDENTIAL - 0% 25% 50% 75% 100% 1 -25% -20% -15% -10% -5% 0% 1 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 CFB - 0.4 +0.1 IMPROVED GLYCEMIC CONTROL; TREND TOWARD WEIGHT LOSS (F4 NASH) 35 Adiponectin 2 C - Peptide 2 LS Mean Change From Baseline to Week 16 (%) ** p<0.01, versus placebo (ANCOVA) Source Data: Full Analysis Set; Topline preliminary data 1 Absolute change from baseline, % 2 Relative percent change from baseline +95% +4% - 20% - 7% ** *** -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1 + 0.9% - 2.2% Body Weight 2 2 Relative percent change from baseline 2 Relative percent change from baseline *** p<0.001, versus placebo (ANCOVA) †† †† p<0.01, versus baseline (ANCOVA) Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg n =20 n=10 n =20 n=10 n =20 n=10 n =20 n=10 HbA1c 1

FGF21 DEVELOPMENT LANDSCAPE

Noninvasive Measures: Percent Change From Baseline to End of Study	Akero (EFX) 16 weeks			BMS (Pegbelfermin) 16 weeks			89Bio (BIO89-100) 12 weeks			
Dose	pbo	28 QW	50 QW	pbo	20 QW	10 QD	pbo	18 QW	27 QW	36 Q2W
Patient Population	Biopsy-confirmed NASH			Biopsy-confirmed NASH			80% NAFLD; 20% biopsy-confirmed NASH*			
≥1 Stage Fibrosis Improvement and No Worsening of NASH, % of Subjects	0%	46%	62%	No end-of-study biopsy			No end-of-study biopsy			
MRI-PDFF, % relative reduction	0	-63	-71	-6	-26	-38	+10	-36	-60	-50
ALT	0	-41	-51	-5	-22	-33	-4	-27	-44	-40
Triglycerides	+6	-39	-48	0	-5	-5	-2	-18	-28	-21
HDL-C	+4	+34	+39	-2	+12	+13	+2	+9	+3	+10
LDL-C	0	-16	-2	+1	+1	-11	+1	+3	-16	-4
Adiponectin	-8	+65	+80	-4	+16	+15	-4	+29	+61	+24
% HbA1c, absolute change	+0.1	-0.1	-0.4	NR			0	+0.1	-0.3	+0.5

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

NR, not reported

Sanyal et al (2019) Lancet;
89Bio October 5 Corporate Presentation

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** Subjects with biopsy-confirmed NASH were present only in the 18mg QW & 18 Q2W cohorts (Loomba et al., 2020 AASLD Poster #LP34)*

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FGF21 DEVELOPMENT LANDSCAPE: SUMMARY

Consideration	Fc-FGF21 Fusion Protein (Akero)	Pegylated FGF21 (BMS or 89Bio)
Patient Population: NASH diagnosed only by biopsy; NASH patients have more advanced disease and worse comorbidities	Biopsy-confirmed NASH	BMS: biopsy-confirmed NASH; 89Bio: ~20% biopsy-confirmed NASH*
Histology: Fibrosis only histological endpoint correlated with liver outcomes	Demonstrated fibrosis improvement by histology	BMS: histology data pending 89Bio: no histology data
Liver Fat Reduction: Max reduction requires inhibition of both hepatic fat synthesis and adipose tissue lipolysis	71% (50mg QW)	BMS: 38% (10mg QD) 89Bio: 60% (27mg QW*)
Liver Enzymes (LFTs): Reductions indicate improved liver health	Large reductions in LFTs; Consistent dose response	BMS/89Bio: Smaller effects on LFTs
Lipids: Cardiovascular risk #1 cause of mortality for NASH patients. Reflects liver and adipose effects	Robust and consistent TG and HDL-C effects	BMS/89Bio: Smaller effects on TG and HDL-C
Glycemic Control: Improvement in HbA1c mediated by peripheral insulin sensitization; 50% NASH patients diabetic	Significant decrease in HbA1c	BMS: HbA1c not reported 89Bio: no significant change in HbA1c
Safety & Tolerability: Baseline patient population influences profile; Mild GI events common for FGF21 in NASH patients	In line with FGF21 class	BMS: In line with FGF21 class 89Bio: ~80% NAFLD*

***EFX** delivered numerically largest effects, a clear dose response, with maximal or near-maximal effect at 50mg QW*

akero

** Subjects with biopsy-confirmed NASH were present only in the 18mg QW & 18 Q2W cohorts (Loomba et al., 2020 AASLD Poster #LP34)*

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- CONFIDENTIAL - Belapectin 52 Wks (Ph2b) Oral GAL - 3 COHORT C RESULTS IN CONTEXT: FIBROSIS IMPROVEMENT * (F4) Selonsertib 48 Wks (Ph3) Oral Simtuzumab 96 Wks (Ph2b) IV infusion ASK - 1 ACC FXR LOXL2 Firsocostat 48 Wks (Ph2b) Oral Cilofexor 48 Wks (Ph2b) Oral (n=20) (n=21) Pbo 20mg Efruxifermin 16 Wks (Ph2a) SC Injection Fc - FGF21 (n=19) (n=21) Pbo 30mg (n=12) (n=5) Pbo EFX 50mg (n=46) (n=45) Pbo 2mpk (n=41) 8mpk (n=75) (n=75) Pbo 200mg (n=79) 700mg (n=351) (n=172) Pbo 6mg (n=354) 18mg 13 14 13 8 13 8 2 5 7 14 16 14 15 0 33 38 Increasing dosing duration 96 Wks 48 Wks Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head - to - head clinical trials have been conducted. * Results from all publicly reported NASH studies for single agents in F4 patients reporting either ≥ 1 - stage fibrosis improvement ( belapectin and simtuzumab ) or ≥ 1 - stage fibrosis improvement and no worsening of NASH (EFX, selonsertib , firsocostat and cilofexor ); numerical values represent percent responders Harrison, SH et al. (2020) J Hepatol 73(1):26 - 39; Loomba, R et al. (2020) Hepatol 73(2):625 - 43; Chalasani, N et al. (2020), Gastro 158:1334 – 45; Harrison, SH et al. (2018) Gastro 155:1140 - 53

NASH DEVELOPMENT LANDSCAPE: NASH RESOLUTION (F1-F3)

Proportion of Subjects with Resolution of NASH and No Worsening of Fibrosis[1]



akero
Efruxifermin
16 Wks (Ph2a)
Weekly Injection
inventiva
Lanifibranor
24 Wks (Ph2b)
Daily Oral
Madrigal
Resmetirom
36 Wks (Ph2a)
Daily Oral
novo nordisk
Semaglutide
72 Wks (Ph2b)
Daily Injection
Intercept
Ocaliva
78 Wks (Ph3)
Daily Oral
Increasing dosing duration
24 Wks
78 Wks
50%*
48%
54%
23%
40%
49%
15%
25%
23%
47%
67%
8%
11%
12%
Pbo* (N=2)
All EFX (N=40)
50mg (N=13)
Pbo (N=62)
0.8g (N=63)
1.2g (N=69)
Pbo (N=34)
All (N=79)
Pbo (N=80)
0.2mg (N=78)
0.4mg (N=82)
Pbo (N=311)
10mg (N=312)
25mg (N=308)

** A single placebo responder lost 25 pounds over 16 weeks (11% weight reduction)*

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

Inventiva (2020) June 16 Corporate Presentation; NGM Bio (2020) June 3 Corporate Presentation; Harrison, S et al. (2019) Lancet 394(10213):2012-24; CymaBay (2020) March 12 Press Release; Novo Nordisk (2020) June 19 R&D Investor Presentation; Younossi Z et al. (2019) Lancet 394(10215):2184-96. All trademarks are the property of their respective owners.

akero

[1] FDA Guidance for Industry: Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018)

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A Global Disease, A Pioneering Treatment NASDAQ: AKRO